EXHIBIT 10.19

FIRST AMENDMENT TO THE CHEESECAKE FACTORY INCORPORATED
EXECUTIVE SAVINGS PLAN

        This First Amendment to The Cheesecake Factory Incorporated Executive Savings Plan, is effective as of December 1, 2000.

RECITALS

        1. The Cheesecake Factory Incorporated (the “Company”) established an unfunded deferred compensation plan entitled The Cheesecake Factory Executive Savings Plan (the “Plan”), with an effective date of October 1, 1999.

        2. All capitalized terms used in this First Amendment shall have the meaning giving such term in the Plan.

        3. The Administrative Committee of the Plan, by unanimous decision desires to amend Section 6.1(c) of the Plan, effective December 1, 2000, in order to provide more flexibility in the method of distribution of payments to beneficiaries of deceased Participants in the Plan.

AMENDMENT

        The Plan is hereby amended by deleting Section 6.1(c) of the Plan in its entirety and replacing such section with the following:

        If so designated by the Participant in his/her election to defer, the Beneficiaries of a Participant who dies while employed by the Company may elect that amounts credited to the Participant’s Accounts shall be paid to the Participant’s Beneficiary in a lump sum as soon as is administratively feasible provided that such Participant designated in his/her election deferral that his/her Beneficiaries may elect a lump sum death payment. If a Participant dies either before or after terminating employment and while receiving installment payments of his or her Accounts, the balance of the Participant’s Accounts will be paid to the Participant’s Beneficiary in the form of a lump sum as soon as is administratively feasible; provided, however, if the remaining balance of such a deceased Participant’s account equals or exceeds $50,000, then within sixty (60) days of the death of such Participant, his/her Beneficiary may elect to continue installment payments over either 5, 10, or 15 years by written election to the Plan Administrator.

        Except as herein modified, all other terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of this 1st day of December, 2000.

The Cheesecake Factory Incorporated

      By:  /S/ DAVID OVERTON
            ———————————————————
                   David Overton

      Its:  President and Chief Executive Officer

      By:  /S/ GERALD W. DEITCHLE
            ———————————————————
                   Gerald W. Deitchle

      Its:  Executive Vice President and Chief Financial
              Officer

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